SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported) February 20, 2003


                            NewPower Holdings, Inc.
                            -----------------------
            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                               1-16157                 52-2208601
----------------------------         -------------         ------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)          Identification No.)


One Manhattanville Road, Purchase, New York                       10577
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (914) 697-2100





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Item 3. Bankruptcy or Receivership.

     As previously reported, on June 11, 2002, NewPower Holdings, Inc. (the "Company") and its wholly owned subsidiaries, TNPC Holdings, Inc. ("TNPC") and The New Power Company ("NewPower"), each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court").

     At a hearing on February 12, 2003, the Bankruptcy Court confirmed the Second Amended Chapter 11 Plan (the "Plan") solely as it applies to NewPower. The Bankruptcy Court continued, until February 28, 2003, the hearing to consider confirmation of the Plan with respect to the Company and TNPC.

     Attached as Exhibit 99.1 is the press release issued by the Company in connection with the confirmation of the Plan solely as it applies to NewPower.

Item 5. Other Events.

     Effective January 31, 2003, H. Eugene Lockhart's employment agreement as President and Chief Executive Officer of the Company was rejected by order of the Bankruptcy Court. Mr. Lockhart continues as Chairman of the Board of Directors of the Company.

     At a meeting of the Board of Directors on January 27, 2003, James L. Malone III and M. Patricia Foster were each elected President and Co-Chief Executive Officer of the Company. Prior to such time, from September 1, 2002 through January 31, 2003, Mr. Malone served as Managing Director, Law and Government Affairs of the Company. Mr. Malone joined the Company in September 2000 and previously served as Vice President, Law and Government Affairs and Vice President, Margin Management of the Company. Ms. Foster served as Managing Director, Finance, Chief Financial Officer and Treasurer of the Company from October 1, 2002 to January 31, 2003. Ms. Foster joined the Company in August 2000. Before October 2002, she previously served as Vice President, Finance and Planning of the Company. Mr. Malone will also continue to serve as General Counsel of the Company and Ms. Foster will continue to serve as Chief Financial Officer and Treasurer of the Company.


          Cautionary Statement

     This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Debtors undertake no obligation to publicly release any




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revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibit No. Description.

99.1    Press Release dated February 19, 2003




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 20, 2003


                              NEWPOWER HOLDINGS, INC.


                                  By:  /s/ James L. Malone III
                                       --------------------------------------
                                       Name:  James L. Malone III
                                       Title: President & Co-Chief Executive
                                              Officer




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                                 EXHIBIT INDEX

               The following exhibit is filed herewith:


Exhibit No.                     Description

99.1    Press Release dated February 19, 2003





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